UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

NTP Amendment No. 4

On December 29, 2017, Lantheus Medical Imaging, Inc. (“LMI”), the operating subsidiary of Lantheus Holdings, Inc. (the “Company”), entered into Amendment No. 4 to Sales Agreement (the “Amendment”), effective as of December 29, 2017, amending the Sales Agreement, dated as of April 1, 2009 (as amended, the “Agreement”), by and between LMI and NTP Radioisotopes (SOC) Ltd. (“NTP”). The Amendment extends the term of the Agreement from December 31, 2017 to December 31, 2020 and modifies LMI’s volume purchase requirements and unit pricing. The Amendment provides for the supply of molybdenum-99 (“Mo-99”) from NTP and its subcontractor, the Australian Nuclear Science and Technology Organisation (“ANSTO”). The Agreement allows for termination upon the occurrence of certain events, including, but not limited to, failure by NTP to provide LMI’s required amount of Mo-99, material breach of any provision by either party, bankruptcy by either party and certain force majeure events.

The Company intends to request confidential treatment of the specific volume purchase requirements and unit pricing terms in connection with the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 8.01	Other Events

On December 30, 2017, LMI entered into a binding extension of its supply agreement with Jubilant Drax Image Radiopharmacies, Inc. d/b/a Triad Isotopes, Inc. (“Triad”), effective as of January 1, 2018, pursuant to which LMI will continue to supply Triad with TechneLite generators, Xenon, Neurolite and other products through 2020. The extended supply agreement specifies pricing levels and volume purchase requirements. The extended supply agreement will expire on December 31, 2020 and may be terminated upon the occurrence of specified events, including a material breach by the other party and certain force majeure events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name: Title:	Michael P. Duffy General Counsel, Secretary and Senior Vice President, Strategy and Business Development

Date: January 5, 2018